UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 12, 2014

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2014, SkyWest, Inc. (the “Company”) announced the appointments of Russell A. “Chip” Childs as President of the Company, Wade J. Steel as Executive Vice President of the Company, Bradford R. Rich as Chief Commercial Officer of the Company and Michael Thompson as Chief Operating Officer of SkyWest Airlines, Inc., a wholly-owned subsidiary of the Company (“SkyWest Airlines”).  The Company also announced that Michael J. Kraupp, who has served as the Chief Financial Officer of the Company since May, 2011, will cease to serve in that position, but will now serve as the Vice President, Treasurer of the Company.  All such appointments became effective May 12, 2014.

Mr. Childs, who is 46 years old, had been serving as President and Chief Operating Officer of SkyWest Airlines since April, 2007.  Prior to his appointment as President and Chief Operating Officer of SkyWest Airlines, Mr. Childs served as Vice President — Controller and Senior Director/Controller of the Company, commencing in 2001.  Prior to his employment with the Company, Mr. Childs was employed in the public accounting industry by Arthur Andersen from 1995 until 2001.

Mr. Steel, who is 38 years old, has been employed by the Company since April, 2007.  At the time of his appointment as Executive Vice President of the Company, Mr. Steel was serving as Vice President — Controller of SkyWest Airlines, a position to which he was appointed in May, 2011.  From April, 2007 until May, 2011, Mr. Steel served as Director Financial Planning and Analysis of SkyWest Airlines.  Prior to joining SkyWest Airlines, Mr. Steel spent seven years in public accounting, providing audit and advisory services to companies in the transportation, manufacturing, software and financial services industries. Mr. Steel is a certified public accountant.

Mr. Rich, who is 53 years old, had been serving as the President of the Company since May, 2011.  Prior to that time Mr. Rich served as Executive Vice President and Chief Financial Officer of the Company since 1991 and Corporate Controller.  Mr. Rich has been employed by the Company since 1987.  Mr. Rich is a certified public accountant.

Mr. Thompson, who is 38 years old, had been serving as the Vice President of Market Development of SkyWest Airlines since April, 2007.  Prior to that time Mr. Thompson was Director of Planning of SkyWest Airlines from December, 2006 through April, 2007.

Each of Messrs. Childs, Steel and Rich is an “at-will” employee of the Company and Mr. Thompson is an at-will employee of SkyWest Airlines.  Effective May 12, 2014, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) established their annual base salaries in the amounts of $300,000, $220,000, $275,000 and $210,000, respectively, and determined that they will be entitled to earn annual incentive bonuses of up to $996,000, $631,400, $789,250 and $602,750, respectively, based upon performance criteria established by the Compensation Committee.  Messrs. Childs, Steel, Rich and Thompson will also be eligible to participate in the Company’s long-term incentive plans, as determined by the Compensation Committee, and other benefit plans generally available to the executive officers of the Company and its subsidiaries.

The Company intends to enter into an Indemnification Agreement with each of Messrs. Steel and Thompson that is substantially similar to the form of Indemnification Agreement for the Company’s directors and executive officers that was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013, as filed with the Securities and Exchange Commission on August 7, 2013.  The Company has previously entered into similar Indemnification Agreements with Messrs. Childs and Rich.

On May 12, 2014, the Company issued a press release announcing the leadership changes described above, a copy of which is included with this Report as Exhibit 99.1.

Forward-Looking Statements

In addition to historical information, this report (and the attached exhibit) may contain forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “forecasts”, “expects,” “intends,” “believes,” “anticipates,” “estimates”, “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this release are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the future operating and financial results of the Company, SkyWest Airlines or ExpressJet Airlines, Inc. (“ExpressJet Airlines”) and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release.  These factors include, but are not limited to, the prospects of entering into agreements with other carriers to fly new aircraft, uncertainties regarding operation of new aircraft, the ability to obtain certain regulatory approvals to operate new aircraft under SkyWest Airlines’ and ExpressJet Airlines’ operating certificates and the ability to obtaining financing for the aircraft.

Actual operational and financial results of the Company, SkyWest Airlines and ExpressJet Airlines will also vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of other reasons, including, in addition to those identified above: the ability of ExpressJet Airlines to realize potential synergies and other anticipated financial impacts of the consolidation of its operations, the possibility that future financial and operating results of ExpressJet Airlines may not meet the Company’s forecasts and the timing of ongoing consolidation of the operations of ExpressJet Airlines, if achieved.  The challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel; ongoing negotiations between the Company, SkyWest Airlines and ExpressJet Airlines and their major partners regarding their contractual obligations; the financial stability of those major partners and any potential impact of their financial condition on the operations of the Company, SkyWest Airlines, or ExpressJet Airlines; the resolution of current litigation with a major airline partner of SkyWest Airlines and ExpressJet Airlines; fluctuations in flight schedules, which are determined by the major partners for whom the Company’s operating airlines conduct flight operations; variations in market and economic conditions; labor relationships; the impact of global instability; rapidly fluctuating fuel costs; the degree and nature of competition; potential fuel shortages; the impact of weather-related or other natural disasters on air travel and airline costs; aircraft deliveries; the ability to attract and retain qualified pilots and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission; including the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, entitled “Risk Factors.”

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press Release, entitled “SkyWest, Inc. Names Russell “Chip” Childs President — Redefines Key Leadership Roles,” issued by SkyWest, Inc., dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: May 16, 2014	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer